SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, DC  20549

               ----------------------------------

                            FORM 8-K


                         CURRENT REPORT


                 Pursuant to Section 13 or 15(d)
                             of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  Sept. 30, 1996
                                                  ---------------


                    PARKWAY PROPERTIES, INC.
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     (Exact name of Registrant as specified in its charter)



Maryland                    1-11533                   74-2123597
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(State or other     (Commission File Number)        (IRS Employer
jurisdiction of                                    Identification
incorporation)                                         Number)


300 One Jackson Place, 188 E. Capitol St., Jackson, MS  39201
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(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code (601) 948-4091
                                                   --------------


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 (Former name or former address, if changed since last report)


                            FORM 8-K

                    PARKWAY PROPERTIES, INC.


Item 2.   Acquisition or Disposition of Assets.

          On  September 30, 1996, Parkway Carolina, Inc. a wholly-
owned   subsidiary   of  Parkway  Properties,  Inc.   ("Parkway")
purchased the BB&T Financial Center in Winston-Salem, North Carolina from a major insurance company. The BB&T Financial Center is a 19-story Class A office building with approximately 239,000 square feet of rentable area situated in a one-block landscaped park in the central business district of Winston-Salem. The building is currently 100% leased to thirteen tenants with two tenants occupying approximately 74% of the building
under  leases  expiring  in June 2005  and  December  2007.   The
purchase price of $24,500,000 was funded with existing cash reserves and borrowings of $6,836,000 on a line of credit with Deposit Guaranty National Bank at a rate equal to the 90-day LIBOR rate plus 2.35%, currently 7.85%.

Item 7.   Financial Statements and Exhibits.

          (a)  Financial Statements

                         It is impractical to provide the audited
               financial statements of the BB&T Financial Center required by Item 7(a) of Form 8-K, but such financial statements will be filed as soon as practical but not later than 60 days after the filing of this Form 8-K.

          (b)  Pro Forma Consolidated Financial Statements

                          The  pro  forma consolidated  financial
               statements   will  be  filed  with   the   audited
               financial statements of the BB&T Financial Center.

          (c)  Exhibits.

                               (10)  Purchase and Sale  Agreement
               among AETNA Life Insurance Company and Parkway Properties, Inc. dated September 5, 1996. Parkway agrees to furnish supplementally to the Securities and Exchange Commission on request a copy of any omitted schedule or exhibit to this agreement.


                            FORM 8-K

                    PARKWAY PROPERTIES, INC.


                           SIGNATURES


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATE:       October 15, 1996

                                        PARKWAY PROPERTIES, INC.



                                   BY:  /s/Sarah P. Clark
                                        Sarah    P.     Clark
                                        Vice President,
                                        Chief Financial Officer,
                                        Treasurer and Secretary


                   PURCHASE AND SALE AGREEMENT



                             SELLER:


                  AETNA LIFE INSURANCE COMPANY
               c/o Asset Management & Sales, IG40
                      242 Trumbull Street
                  Hartford, Connecticut 06156


                           PURCHASER:


                    PARKWAY PROPERTIES, INC.
                       300 Jackson Place
                    188 East Capitol Street
                Jackson, Mississippi 39201-2195



                           PROPERTY:


                         ONE TRIAD PARK
                     200 West Second Street
                 Winston-Salem, North Carolina



                       September 5, 1996



                               INDEX
Section                                                     Page

1.   The Property                                              1
     1.1    Description                                        1
     1.2    "As-Is" Purchase                                   2
     1.3    Agreement to Convey                                3

2.   Price and Payment                                         3
     2.1    Purchase Price                                     3
     2.2    Payment                                            3
     2.3    Closing                                            3

3.   Inspections and Approvals                                 3
     3.1    Inspections                                        3
     3.2    Title and Survey                                   4
     3.4    Purchaser's Right to Terminate                     5
     3.5    Confidentiality                                    5

4.   Prior to Closing                                          6
     4.1    Insurance                                          6
     4.2    Operation                                          6
     4.3    New Contracts                                      6
     4.4    New Leases                                         6
     4.5    Additional Audits                                  6

5.   Representations and Warranties
     5.1    By Seller                                          7
     5.2    By Purchaser                                       7
     5.3    Mutual                                             8

6.   Costs and Prorations                                      8
     6.1    Purchaser's Costs                                  8
     6.2    Seller's Costs                                     9
     6.3    Prorations                                         9
     6.4    Taxes                                              9
     6.5    In General                                        10
     6.6    Purpose and Intent                                10

7.   Damage, Destruction or Condemnation                      10
     7.1    Material Event                                    10
     7.2    Immaterial Event                                  10
     7.3    Termination and Return of Deposit                 10

Section Page

8.   Notices                                                  11

9.   Closing and Escrow                                       12
     9.1    Escrow Instructions                               12
     9.2    Seller's Deliveries.                              12
     9.3    Purchaser's Deliveries                            14
     9.4    Possession                                        14
     9.5    Insurance                                         14
     9.6    Utility Service and Deposits.                     14
     9.7    Notice Letters                                    14
     9.8    Post-Closing Collections.                         14

10.  Default; Failure of Condition                            15
     10.1   Purchaser Default.                                15
     10.2   Seller Default                                    15

11.  Miscellaneous                                            16
     11.1   Entire Agreement                                  16
     11.2   Severability                                      16
     11.3   Applicable Law                                    16
     11.4   Assignability                                     16
     11.5   Successors Bound                                  16
     11.6   Breach                                            16
     11.7   No Public Disclosure                              16
     11.8   Captions                                          17
     11.9   Attorney's Fees                                   17
     11.10  No Partnership                                    17
     11.11  Time of Essence                                   17
     11.12  Counterparts                                      17
     11.13  Recordation                                       17
     11.14  Proper Execution                                  17
     11.15  Tax Protest                                       17
     11.16  Seller Committee Approval                         18
     11.17  Purchaser's Board Approval                        18
     11.18  Best Knowledge; Received Written Notice           18
     11.19  Survival and Limitation of Representations
            and Warranties                                    18
     11.20  Time to Execute and Deliver                       18


                        LIST OF EXHIBITS


Exhibit 1.1.1      Legal Description
Exhibit 1.1.3      Description of Personal Property
Exhibit 1.1.6      Schedule of Leases and Security Deposits
Exhibit 3.2        Title Commitment
Exhibit 3.3        Schedule of Contracts
Exhibit 4.4 Existing Leases for Which Purchaser is Responsible for Build-Out Costs and Commissions
Exhibit 9.2.1      Form of Special Warranty Deed
Exhibit 9.2.2      Form of Bill of Sale
Exhibit 9.2.3      Form of Assignment and Assumption of Leases
Exhibit 9.2.4      Form of Assignment and Assumption of
                   Contracts
Exhibit 9.2.5      Form of Property Name Assignment
Exhibit 9.2.6      Form of Assignment of Warranties and
                   Guarantees
Exhibit 9.2.8      Form of FIRPTA Affidavit
Exhibit 9.2.9      Form of Corporate Authorization
Exhibit 9.2.10     Form of Incumbency Affidavit
Exhibit 9.2.13     Form of Seller's Affidavit
Exhibit 9.2.15a    Form of Tenant Estoppel
Exhibit 9.2.15b    Form of Womble, Carlyle, Sandridge & Rice
                   Tenant Estoppel
Exhibit 9.3        Form of ERISA Certificate
Exhibit 9.7(i)     Form of Notice to Contractor
Exhibit 9.7(ii)    Form of Notice to Utility Company
Exhibit 9.7(iii)   Form of Notice to Tenants


                           Term Sheet


PURCHASER:              PARKWAY PROPERTIES, INC.

NOTICE ADDRESS:         300 One Jackson Place
                        188 East Capitol Street
                        Jackson, Mississippi 39201-2195

ATTENTION:              Mr. David R. Fowler
                        Phone No.: (601) 948-4091
                        Fax No.: (601) 949-4077

SELLER:                 AETNA LIFE INSURANCE COMPANY

NOTICE ADDRESS:         c/o Asset Management & Sales, IG40
                        242 Trumbull Street
                        Hartford, Connecticut  06156

ATTENTION:              Mr. William C. Eller
                        Phone No.: (860) 275-3234
                        Fax No.: (860) 275-4751

PROPERTY:               ONE TRIAD PARK
                        200 West Second Street
                        Winston-Salem, North Carolina

PURCHASE PRICE:         $25,500,000.00

INTERIM DATE:           September 18, 1996

APPROVAL DATE:          September 25, 1996

DATE OF CLOSING:        On or before September 30, 1996


                  PURCHASE AND SALE AGREEMENT


     THIS PURCHASE AND SALE AGREEMENT ("Agreement"), dated as of the 5th day of September 1996 ("Date of this Agreement"), is made by and between AETNA LIFE INSURANCE COMPANY, a Connecticut corporation ("Seller"), with an office at c/o Asset Management & Sales, IG40, 242 Trumbull Street, Hartford, Connecticut 06156 and PARKWAY PROPERTIES, INC., a Maryland corporation ("Purchaser"), with an office at 300 One Jackson Place, 188 East Capitol Street, Jackson, Mississippi 39201-2195.

                           RECITALS:

     Seller desires to sell certain improved real property commonly known as One Triad Park located at 200 West Second Street, Winston-Salem, North Carolina, along with certain related personal and intangible property, and Purchaser desires to purchase such real, personal and intangible property.

     NOW, THEREFORE, in consideration of the foregoing, of the covenants, promises and undertakings set forth herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:


1.       The Property.

    1.1 Description. Subject to the terms and conditions of this Agreement, and for the consideration herein set forth, Seller agrees to sell and transfer, and Purchaser agrees to purchase and acquire, all of Seller's right, title, and interest in and to the following (collectively, "Property"):

         1.1.1 Certain land ("Land") located in Winston-Salem, Forsyth County, North Carolina, and more specifically described in Exhibit 1.1.1 attached hereto;

         1.1.2 The buildings, parking areas, improvements, and fixtures now situated on the Land (the "Improvements");

         1.1.3 All furniture, personal property, machinery, apparatus, and equipment currently used in the operation, repair and maintenance of the Land and Improvements and situated thereon (collectively, the "Personal Property"), generally described on
Exhibit 1.1.3 attached hereto. The Personal Property to be conveyed is subject to depletions, replacements and additions in the ordinary course of Seller's business;

         1.1.4 All easements, hereditaments, and appurtenances belonging to or inuring to the benefit of Seller and pertaining to the Land, if any;

         1.1.5 Any street or road abutting the Land to the center lines thereof;

         1.1.6 The leases or occupancy agreements, including those in effect on the Date of this Agreement which are identified on the Schedule of Leases attached hereto as Exhibit 1.1.6, and any new leases entered into pursuant to Section 4.4, which as of the Closing (as hereinafter defined) affect all or any portion of the Land or Improvements ("Leases"), and any security deposits actually held by Seller with respect to any such Leases;

         1.1.7 Subject to Section 3.3, all contracts and agreements relating to the operation or maintenance of the Land, Improvements or Personal Property the terms of which extend beyond midnight of the day preceding the Date of Closing;

         1.1.8           The name "One Triad Park";

         1.1.9 Assignable warranties and guaranties issued in connection with the Improvements or Personal Property; and

         1.1.10 All transferable consents, authorizations, variances or waivers, licenses, permits and approvals from any governmental or quasi-governmental agency, department, board, commission, bureau or other entity or instrumentality solely in respect of the Land or Improvements (collectively, "Approvals").

    1.2 "As-Is" Purchase. The Property is being sold in an "AS IS" condition and "WITH ALL FAULTS" as of the Date of this Agreement and of Closing. Except as expressly set forth in this Agreement, no representations or warranties have been made or are made and no responsibility has been or is assumed by Seller or by any partner, officer, person, firm, agent or representative acting or purporting to act on behalf of Seller as to the condition or repair of the Property or the value, expense of operation, or income potential thereof or as to any other fact or
condition  which  has  or  might  affect  the  Property  or   the
condition,  repair,  value,  expense  of  operation   or   income
potential  of the Property or any portion thereof.   The  parties
agree that all understandings and agreements heretofore made between them or their respective agents or representatives are merged in this Agreement and the Exhibits hereto annexed, which alone fully and completely express their agreement, and that this Agreement has been entered into after full investigation, or with
the   parties   satisfied  with  the  opportunity  afforded   for
investigation,  neither  party  relying  upon  any  statement  or
representation   by   the   other  unless   such   statement   or
representation is specifically embodied in this Agreement or the Exhibits annexed hereto. Seller makes no representations or warranties as to whether the Property contains asbestos or harmful or toxic substances or pertaining to the extent, location
or  nature  of  same.   Further, to the extent  that  Seller  has
provided   to   Purchaser  information   from   any   inspection,
engineering or environmental reports concerning asbestos or harmful or toxic substances, Seller makes no representations or
warranties   with  respect  to  the  accuracy  or   completeness,
methodology of preparation or otherwise concerning the contents of such reports. Purchaser acknowledges that Purchaser has sole responsibility to inspect fully the Property and investigate all matters relevant thereto and Purchaser shall rely solely upon the results of Purchaser's own inspections or other information obtained or otherwise available to Purchaser, rather than any information that may have been provided by Seller to Purchaser.

     Purchaser waives and releases Seller from any present or future claims arising from or relating to the presence or alleged presence of asbestos or harmful or toxic substances in, on, under or about the Property including, without limitation, any claims under or on account of (i) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as the same may have been or may be amended from time to time, and similar state statutes, and any regulations promulgated thereunder, (ii) any other federal, state or local law, ordinance, rule or regulation, now or hereafter in effect, that deals with or otherwise in any manner relates to, environmental matters of any kind, or (iii) this Agreement or the common law. The terms and provisions of this paragraph shall survive Closing hereunder.

    1.3 Agreement to Convey. Seller agrees to convey, and Purchaser agrees to accept, title to the Land and Improvements by special warranty deed in the form attached hereto as Exhibit 9.2.1, and title to the Personal Property, by bill of sale, without warranty as to the title or the condition of such Personal Property.


2.       Price and Payment.

    2.1      Purchase Price.  The purchase price for the Property
("Purchase Price") is Twenty-Five Million Five Hundred Thousand and No/100 Dollars ($25,500,000.00).

    2.2 Payment. Payment of the Purchase Price is to be made in cash as follows:

          2.2.1    (a)   Purchaser has made an earnest money deposit
of  ONE  HUNDRED  THOUSAND AND NO/100 DOLLARS ($100,000.00)  (the
"Deposit") prior to or contemporaneously with the execution of this Agreement.

                   (b)  The Deposit will be placed and held in escrow by
Commonwealth  Land  Title  Insurance at 3350  Cumberland  Circle,
Suite  1895,  Atlanta,  Georgia  30339 ("Title  Company")  in  an
interest  bearing  account  at  a  mutually  acceptable   banking
institution.   Any  interest  earned  by  the  Deposit  shall  be
considered as part of the Deposit. Except as otherwise provided in this Agreement, the Deposit will be applied to the Purchase
Price at Closing.

          2.2.2          At Closing, Purchaser shall pay Seller the
Purchase   Price,  inclusive  of  the  Deposit  and  subject   to
adjustment for the prorations as provided herein, to a bank account designated by Seller via wire transfer in immediately available funds.

     2.3 Closing. Payment of the Purchase Price and the closing hereunder ("Closing") will take place pursuant to an escrow closing on or before September 30, 1996 ("Date of Closing") at the offices of the Title Company at 10:00 local time, or at such other time and place as may be agreed upon in writing by both Seller and Purchaser.


3.        Inspections and Approvals.

     3.1       Inspections.

          3.1.1 Seller agrees to allow Purchaser or Purchaser's agents or representatives reasonable access to the Property
(during   business  hours)  for  purposes  of  any  non-intrusive
physical  or environmental inspection of the Property and  review of  the Leases, expenses and other matters.  PURCHASER SHALL  NOT
CONDUCT OR ALLOW ANY PHYSICALLY INTRUSIVE TESTING OF, ON OR UNDER
THE PROPERTY WITHOUT FIRST OBTAINING SELLER'S WRITTEN CONSENT  AS
TO THE TIMING AND SCOPE OF WORK TO BE PERFORMED AND, UPON REQUEST
OF SELLER, ENTERING INTO AN ACCESS AGREEMENT A FORM ACCEPTABLE TO
SELLER.   PURCHASER'S BREACH OF THE FOREGOING  PROHIBITION  SHALL
ENTITLE  SELLER, AT ITS OPTION, IMMEDIATELY AND WITHOUT THE  CURE
PERIOD  PROVIDED IN SECTION 11.6 HEREOF TO DECLARE THIS AGREEMENT
TO BE TERMINATED AND TO RETAIN AS PROVIDED IN SECTION 10.1 HEREOF
THE  DEPOSIT AS PAYMENT ON ACCOUNT FOR ANY AMOUNTS OWED BY REASON
OF THE BREACH.

          3.1.2 Purchaser agrees that, in making any non-intrusive physical or environmental inspections of the Property, Purchaser or Purchaser's agents will carry not less than One Million
Dollars ($1,000,000) comprehensive general liability insurance with contractual liability endorsement which insures Purchaser's
Indemnity Obligations (as hereinafter defined) hereunder, and, upon request of Seller, will provide Seller with a certificate evidencing such insurance, will not interfere with the activity of tenants or any persons occupying or providing service at the Property, will not reveal to any third party not approved by Seller the results of its inspections, and will restore promptly any physical damage caused by the inspections. Purchaser shall give Seller reasonable prior notice of its intention to conduct any inspections, and Seller reserves the right to have a representative present. Purchaser agrees (which agreement shall survive Closing or termination of this Agreement) to provide
Seller with a copy of any inspection report upon Seller's written request. Purchaser agrees (which agreement shall survive Closing or termination of this Agreement) to indemnify, defend, and hold
Seller free and harmless from any loss, injury, damage, claim, lien, cost or expense, including attorney's fees and costs, arising out of a breach of the foregoing agreements by Purchaser in connection with the inspection of the Property, or otherwise from the exercise by Purchaser or its agents or representatives of the right of access under this Section 3.1 (collectively, "Purchaser's Indemnity Obligations"). Any inspections shall be at Purchaser's expense.

          3.1.3 Except as set forth in Section 5.1.5 hereof, Seller makes no representations or warranties as to the truth,
accuracy  or  completeness  of  any  materials,  data  or   other
information supplied to Purchaser in connection with Purchaser's inspection of the Property (e.g., that such materials are complete, accurate or the final version thereof, or that all such
materials  are  in  Seller's possession).   It  is  the  parties'
express understanding and agreement that such materials are provided only for Purchaser's convenience in making its own examination and determination prior to the Approval Date, as hereinafter defined, as to whether it wishes to purchase the Property, and, in doing so, except for its reliance on Seller's representations set forth in Section 5.1 hereof, Purchaser shall
rely  exclusively  on  its  own  independent  investigation   and
evaluation  of  every  aspect of the  Property  and  not  on  any
materials  supplied  by  Seller.   Except  for  its  reliance  on
Seller's  representations  set  forth  in  Section  5.1   hereof,
Purchaser expressly disclaims any intent to rely on any such materials provided to it by Seller in connection with its inspection and agrees that it shall rely solely on its own independently developed or verified information.

     3.2 Title and Survey. Prior to or contemporaneously with execution of this Agreement, Seller has caused to be delivered to Purchaser a commitment for title insurance on the Land, together with copies of all items shown as exceptions to title therein, issued by the Title Company and identified as Commitment No. F087133, a copy of which is attached hereto as Exhibit 3.2 ("Title Commitment"), and a survey of the Land prepared in
accordance   with  the  most  recent  "Minimum  Standard   Detail
Requirements for Land Title Surveys" jointly established and adopted by ALTA and ACSM ("Survey"). Purchaser shall have until September 18, 1996 ("Interim Date") to provide written notice to Seller of any matters shown by the Title Commitment or Survey which are not satisfactory to Purchaser, which notice ("Title Notice") must specify what resolution with respect thereto shall be satisfactory to Purchaser. The parties shall then have until the Approval Date specified in Section 3.4 to take such steps as they shall mutually agree to satisfy Purchaser's objection(s);
provided,   however,  that  Seller  shall  have   no   obligation
whatsoever to expend or agree to expend any funds, to undertake or agree to undertake any obligations or otherwise to cure or agree to cure any title or survey objections, and Seller shall not be deemed to have any obligation to cure unless Seller expressly undertakes such an obligation by a written notice to or written agreement with Purchaser given or entered into on or prior to the Approval Date and which recites that it is in response to a Title Notice. Purchaser's sole right with respect to any Title Commitment or Survey matter to which it objects in a Title Notice given in a timely manner shall be to elect on or before the Approval Date to terminate this Agreement pursuant to
Section 3.4 hereof. All matters shown in the Title Commitment and/or Survey with respect to which Purchaser fails to give a Title Notice on or before the last date for so doing, or with respect to which a timely Title Notice is given but Seller fails to undertake an express obligation to cure as provided above, shall be deemed to be approved by Purchaser as "Permitted Encumbrances," subject, however, to Purchaser's termination right provided in Section 3.4 hereof.

3.3
     3.3 Contracts. At Closing, Purchaser shall assume the service contract with Otis Elevator Co. with respect to the Property. On or before the Interim Date, Purchaser shall notify Seller in writing if Purchaser elects not to assume at Closing any of the other service, maintenance, supply or other contracts relating to the operation of the Property which are identified on
Exhibit 3.3 attached hereto. If Purchaser does not exercise its right to terminate this Agreement on or before the Approval Date, Seller shall give notice of termination of such disapproved contract(s) to the vendors under such contracts.

     3.4 Purchaser's Right to Terminate. If, as a result of its various investigations, Purchaser determines that the Property is not a suitable investment for its purposes, Purchaser shall have the right by giving Seller written notice ("Termination Notice") on or before September 25, 1996 ("Approval Date") to terminate its obligation to purchase the Property. If the Termination Notice is timely given, Seller shall direct the Title Company promptly to return the Deposit to Purchaser and neither party shall have any further liability hereunder except for Purchaser's Indemnity Obligations.

     3.5 Confidentiality. Unless Seller specifically and expressly otherwise agrees in writing, Purchaser agrees that all information regarding the Property of whatsoever nature made available to it by Seller or Seller's agents or representatives or developed by Purchaser ("Proprietary Information") is confidential and shall not be disclosed to any other person except those assisting Purchaser with the transaction, or Purchaser's lender, if any, and then only upon Purchaser making such person aware of the confidentiality restriction and procuring such person's agreement to be bound thereby. In the event the purchase and sale contemplated hereby fails to close for any reason whatsoever, Purchaser agrees to return to Seller, or cause to be returned to Seller all Proprietary Information. Further, Purchaser agrees not to use or allow to be used any Proprietary Information for any purpose other than to determine whether to proceed with the contemplated purchase, or if same is consummated, in connection with the operation of the Property post-Closing. Notwithstanding any other term of this Agreement, the provisions of this Section 3.5 shall survive Closing or the termination of this Agreement.


4. Prior to Closing. Until Closing, Seller or Seller's agent shall:

     4.1 Insurance. Keep the Property fully insured against fire and other hazards covered by extended coverage endorsement for the full replacement value of the Property including coverage for the commercial standard for loss of rental income and comprehensive public liability insurance against claims for bodily injury, death and property damage occurring in, on or about the Property.

     4.2 Operation. Operate and maintain the Property in a businesslike manner and substantially in accordance with Seller's past practices with respect to the Property, and make any and all repairs and replacements reasonably required to deliver the Property to Purchaser at Closing in its present condition, normal wear and tear excepted, provided that in the event of any loss or damage to the Property as described in Section 7, Seller shall have an obligation to Purchaser to repair the Property only if Seller so elects and then shall be obligated only to the extent specified in Section 7.

     4.3 New Contracts. Enter into only those third party contracts which are necessary to carry out its obligations under
Section 4.2 and which shall be cancelable on thirty (30) days written notice without payment of a penalty or termination fee of any kind by reason of such cancellation. If Seller enters into any such contract, it shall promptly provide written notice thereof to Purchaser and unless Purchaser, within seven (7) days thereafter, notifies Seller in writing of its intention to assume such contract, it shall be treated as a contract disapproved by Purchaser under Section 3.3 hereof.

     4.4 New Leases. Continue its present rental program and efforts at the Property to rent vacant space, provided that (i) after the Approval Date, Seller will not execute any new leases or amend, terminate or accept the surrender of any existing tenancies or approve any subleases without the prior consent of Purchaser, which consent shall not be unreasonably withheld, except that Seller is authorized to accept the termination of leases at the end of their existing terms; and (ii) in the event that any leases are identified on Exhibit 4.4 hereto, or that Seller executes any new lease after the Date of this Agreement, and in either event such lease requires the construction of tenant fixtures or improvements or the payment of leasing or
brokerage   commission(s)  at  the  expense  of   the   landlord,
Purchaser,   by   electing   to   proceed   with   the   purchase
notwithstanding its termination right pursuant to Section 3.4, or by approving such lease if executed after the Approval Date, agrees to assume the obligation to pay, and/or at Closing to reimburse Seller for the paid portion of, the cost of such improvements and leasing or brokerage commission(s) and any other costs associated with such Lease unless Seller and Purchaser expressly agree in writing that Seller shall be responsible for any such costs.

     4.5 Additional Audits. Purchaser shall have, in addition to any inspection or audit rights contained elsewhere in this Agreement, the right to conduct a full audit of the books and records of Seller relating to the operations and financial results of the Property, in such form and at such time, including up to 270 days after Closing, as Purchaser may reasonably determine is necessary to comply with applicable securities laws
requirements,  including, without limitation, Regulation   210.3-
14  promulgated  under the Securities Exchange Act  of  1934,  as
amended.   All  costs  incurred as  a  result  of  a  Purchaser's
undertaking such audit shall be borne exclusively by Purchaser; however, Seller shall make available such books, records and materials as may be reasonably requested by Purchaser or its
accountants  in  order  to conduct such audit.   All  such  audit
activities shall be conducted at Seller's place of business in a commercially reasonable fashion during normal business hours and upon five (5) days prior written notice from Purchaser to Seller.


5.        Representations and Warranties.

     5.1 By Seller. Seller represents and warrants to Purchaser that:

          5.1.1 Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Connecticut, is authorized to do business in the State of North
Carolina, has duly authorized the execution and performance of this Agreement, and such execution and performance will not violate any material term of its certificate of incorporation or by-laws.

          5.1.2 Seller is acting as principal in this transaction with authority to close the transaction.

          5.1.3 No petition in bankruptcy (voluntary or otherwise), assignment for the benefit of creditors, or petition seeking reorganization or arrangement or other action under Federal or State bankruptcy laws is pending against or contemplated by Seller.

          5.1.4 To the best of Seller's knowledge, Seller is not a party to any currently effective or pending contract, agreement or commitment to sell, convey, assign, transfer or otherwise dispose of all or any portion of the Property.

          5.1.5 To the best of Seller's knowledge, Seller has not intentionally withheld from Purchaser any material information with respect to the Property.

          5.1.6 Seller is not a "foreign person" (as defined in the Internal Revenue Code and Income Tax Regulations).

     5.2 By Purchaser. Purchaser represents and warrants to Seller that:

          5.2.1 Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, at Closing will be authorized to do business in the State of North Carolina, has duly authorized the execution and performance of this Agreement, and such execution and performance will not violate any material term of its certificate of incorporation.

          5.2.2 Purchaser is acting as principal in this transaction with authority to close the transaction.

          5.2.3 No petition in bankruptcy (voluntary or otherwise), assignment for the benefit of creditors, or petition seeking reorganization or arrangement or other action under Federal or State bankruptcy laws is pending against or contemplated by Purchaser.

          5.2.4 By the Approval Date, Purchaser will have inspected the Property fully and completely at its expense and will have ascertained to its satisfaction the extent to which the
Property    complies    with   applicable    zoning,    building,
environmental, health and safety and all other laws, codes and regulations.

          5.2.5 By the Approval Date, Purchaser will have reviewed the Leases, contracts, expenses and other matters relating to the Property and, based upon its own investigations, inspections, tests and studies, will have determined whether to purchase the Property and to assume Seller's obligations arising after the Date of Closing under the Leases, contracts and otherwise with respect to the Property.

          5.2.6 Unless otherwise disclosed to Seller in writing, neither Purchaser nor any affiliate of or principal in Purchaser is other than a citizen of, or partnership, corporation or other form of legal person domesticated in the United States of America.

          5.2.7          Purchaser will not use the assets of an employee
benefit   plan  as  defined  in  Section  3(3)  of  the  Employee
Retirement Income Security Act of 1974, as amended ("ERISA")  and covered  under Title I, Part 4 of ERISA or Section  4975  of  the
Internal Revenue Code of 1986, as amended, in the performance  or discharge of its obligations hereunder, including the acquisition
of  the  Property.   Purchaser  shall  not  assign  its  interest
hereunder to any person or entity which does not expressly make this covenant and warranty for the benefit of Seller.

     5.3 Mutual. Each of Seller and Purchaser represents to the other that it has had no dealings, negotiations, or consultations
with   any  broker,  representative,  employee,  agent  or  other intermediary  except The Binswanger Companies (the  "Broker")  in
connection  with this Agreement or the sale of the Property.   At
Closing, Seller shall pay to Broker all fees and commissions that are  payable  to  Broker pursuant to Seller's separate  agreement with Broker, and Purchaser shall not be responsible for the payment to Broker of any such fees and commissions. Seller and Purchaser agree that each will indemnify, defend and hold the other free and harmless from the claims of any other broker(s),
representative(s),     employee(s),     agent(s)     or     other
intermediary(ies)   claiming  to  have  represented   Seller   or
Purchaser,   respectively,  or  otherwise  to  be   entitled   to
compensation in connection with this Agreement or in connection with the sale of the Property.

5.4

6.        Costs and Prorations.

     6.1 Purchaser's Costs. Purchaser will pay the following costs of closing this transaction:

          6.1.1 The fees and disbursements of its counsel, inspecting architect, engineer and other consultants, if any;

          6.1.2          Any escrow fees and/or escrow closing charges;

          6.1.3          The cost of the premium for an ALTA owner's title
insurance   policy   without   extended   coverage   or   special
endorsements, issued in connection with this transaction, whether pursuant to the Title Commitment or otherwise;

          6.1.4 The cost of any title insurance in excess of the cost(s) of an ALTA owner's policy without extended coverage or special endorsements, including any additional premium charge(s) for endorsements and/or deletion(s) of exception items and any cancellation charge(s) imposed by any title company in the event a title insurance policy is not issued, unless caused by the default of Seller hereunder;

          6.1.5          All recording fees; and

          6.1.6 Any other expense(s) incurred by Purchaser or its representative(s) in inspecting or evaluating the Property or closing this transaction.

     6.2       Seller's Costs.

          Seller will pay:

          6.2.1          Transfer taxes;

          6.2.2 The cost of the title exam fee of the Property in connection with the Title Commitment;

          6.2.3          The cost of the Survey;

          6.2.4 The broker's fee to Broker to the extent any such fee is payable pursuant to Seller's separate agreement with Broker; and

          6.2.5 Legal fees incurred by Seller in closing this transaction.

     6.3 Prorations. Rents and any other amounts payable by tenants and actually collected as of the Date of Closing shall be prorated as of the Date of Closing and be adjusted against the Purchase Price on the basis of a schedule (the "Rent Schedule") which shall be prepared by Seller and delivered to Purchaser pursuant to Section 9.2.11. The Rent Schedule shall set forth the rent and other amounts paid and the rents and other amounts due but not yet paid for the then current payment period under
each   of  the  Leases.   Personal  property  taxes,  installment
payments of special assessment liens, vault charges, sewer charges, utility charges and normally prorated operating expenses actually paid or payable as of the Date of Closing shall be prorated as of the Date of Closing and adjusted against the Purchase Price, provided that within sixty (60) days after the Closing, Purchaser and Seller will make a further adjustment for such rents, taxes or charges which may have accrued or been incurred prior to the Date of Closing, but not collected or paid at that date. In addition, within ninety (90) days after the close of the fiscal year(s) used in calculating the pass-through to tenants of operating expenses under the Leases (where such fiscal year(s) include(s) the Date of Closing), Seller and Purchaser shall, upon the request of either, re-prorate on a fair and equitable basis in order to adjust for the effect of any credits or payments due to or from tenants for periods prior to the Date of Closing. All prorations shall be made on a 360 day calendar year basis, 30 days to the month.

     6.4 Taxes. General real estate taxes and special assessments relating to the Property payable during the year in which Closing occurs shall be prorated as of the Date of Closing. If Closing shall occur before the actual taxes and special assessments payable during such year are known, the apportionment of taxes shall be upon the basis of taxes for the Property payable during the immediately preceding year, provided that, if the taxes and special assessments payable during the year in which Closing occurs are thereafter determined to be more or less than the taxes payable during the preceding year (after any appeal of the assessed valuation thereof is concluded), Seller and Purchaser promptly (but no later than the date that is thirty
(30) days from and after the date that the final invoices for taxes for the Property are issued by the applicable taxing authority(ies) except in the case of an ongoing tax protest) shall adjust the proration of such taxes and special assessments and Seller or Purchaser, as the case may be, shall pay to the other any amount required as a result of such adjustment and this covenant shall not merge with the deed delivered hereunder but shall survive the Closing.

     6.5 In General. Any other costs or charges of closing this transaction not specifically mentioned in this Agreement shall be paid and adjusted in accordance with local custom in Forsyth
County, North Carolina.

     6.6 Purpose and Intent. Except as expressly provided herein, the purpose and intent as to the provisions of prorations and apportionments set forth in this Section 6 and elsewhere in this Agreement is that Seller shall bear all expenses of ownership and operation of the Property and shall receive all income therefrom accruing through midnight at the end of the day preceding the Closing and Purchaser shall bear all such expenses and receive all such income accruing thereafter.


7.        Damage, Destruction or Condemnation.

     7.1 Material Event. If, prior to Closing, a portion of the net rentable area of the building(s) or of the parking spaces on the Property having a replacement value of $500,000.00 or more or all  access  to the Property is rendered completely untenantable, or is destroyed or taken under power of eminent domain, Purchaser may elect to terminate this Agreement by giving written notice of its election to Seller within fourteen (14) days after receiving notice of such destruction or taking. If Purchaser does not give such written notice within such fourteen (14) day period, this transaction shall be consummated on the date and at the Purchase Price provided for in Section 2, and Seller will assign to Purchaser all proceeds of any insurance policy(ies) payable to Seller, or Seller's portion of any condemnation award, in both cases, up to the amount of the Purchase Price, and, if an insured casualty, pay to Purchaser the amount of any deductible but not to exceed the amount of the loss.
7.2
     7.2 Immaterial Event. If, prior to Closing a portion of the net rentable area of the building(s) or of the parking spaces
on   the  Property  having  a  replacement  value  of  less  than
$500,000.00 is rendered completely untenantable or is destroyed, or is taken under power of eminent domain, Purchaser shall close this transaction on the Date of Closing and at the Purchase Price agreed upon in Section 2, and Seller will assign to Purchaser all proceeds of any insurance policies payable to Seller, or Seller's portion of any condemnation award, in both cases, up to the amount of the Purchase Price and, if an insured casualty, pay to Purchaser the amount of any deductible but not to exceed the amount of the loss.

     7.3 Termination and Return of Deposit. If Purchaser elects to terminate this Agreement pursuant to this Section 7, and if Purchaser is not, on the date of such election, in default under this Agreement, Seller shall promptly direct the Title Company to return the Deposit to Purchaser, and thereafter, neither Seller nor Purchaser shall have any obligation or liability hereunder (provided that Purchaser's Indemnity Obligations shall survive without limitation as to time), and Purchaser shall have no interest in the Property.


8.        Notices.

     Any notice required or permitted to be given hereunder shall be deemed to be given when hand delivered or one (1) business day after pickup by Emery Air Freight, Airborne, Federal Express, or similar overnight express service, in either case addressed to the parties at their respective addresses referenced below:

If to Seller:       Aetna Life Insurance Company
                    c/o Asset Management & Sales, IG40
                    242 Trumbull Street
                    Hartford, Connecticut  06156

     Attention:     Mr. William C. Eller
                    Phone No.: (860) 275-3234
                    Fax No.: (860) 275-4751

With a copy to:     Powell, Goldstein, Frazer & Murphy
                    191 Peachtree Street
                    16th Floor
                    Atlanta, Georgia 30303

     Attention:     Joann G. Jones, Esq.
                    Phone No.:  (404) 255-7549
                    Fax No.:  (404) 572-6999

With a copy to:     Law & Regulatory Affairs
                    Aetna Life & Casualty
                    151 Farmington Avenue, RE4C
                    Hartford, Connecticut  06156-9646

     Attention:     Real Estate
                    Phone No.: (860) 273-1389
                    Fax No.: (860) 273-1548

If to Purchaser:    Parkway Properties, Inc.
                    300 One Jackson Place
                    188 East Capitol Street
                    Jackson, Mississippi 39201-2195

     Attention:     Mr. David R. Fowler
                    Phone No.: (601) 948-4091
                    Fax No.: (601) 949-4077

With a copy to:     Forman, Perry, Watkins & Krutz, PLLC
                    1200 One Jackson Place
                    188 East Capitol Street
                    Jackson, Mississippi  39225-2608

     Attention:     Steven M. Hendrix, Esq.
                    Phone No.: (601) 960-8603
                    Fax No.: (601) 960-8613

or in each case to such other address as either party may from time to time designate by giving notice in writing to the other party. Telephone and facsimile numbers are for informational purposes only. Effective notice will be deemed given only as provided above.


9.        Closing and Escrow.

     9.1 Escrow Instructions. Upon execution of this Agreement, the parties shall deliver an executed counterpart of this Agreement to the Title Company to serve as the instructions to the Title Company as the escrow holder for consummation of the transaction contemplated herein. Seller and Purchaser agree to execute such additional and supplementary escrow instructions as may be appropriate to enable the Title Company to comply with the terms of this Agreement, provided, however that in the event of any conflict between the provisions of this Agreement and any supplementary escrow instructions, the terms of the supplementary escrow instructions shall prevail.

     9.2       Seller's Deliveries.  Seller shall deliver either at
the   Closing  or  by  making  available  at  the  Property,   as
appropriate, the following original documents, each executed and, if required, acknowledged:

          9.2.1 A special warranty deed to the Property, in the form attached hereto as Exhibit 9.2.1.

          9.2.2          A bill of sale in the form attached hereto as
Exhibit 9.2.2 conveying the Personal Property.

          9.2.3 (i) The Leases described in Section 1.1.6 which are still in effect as of Closing and any new leases entered into pursuant to Section 4.4; (ii) a current listing of any tenant security deposits and prepaid rents held by Seller with respect to the Property; (iii) an assignment of such leases, deposits, and prepaid rents by way of an assignment and assumption agreement in the form attached hereto as Exhibit 9.2.3; and
(iv) all files with respect to Leases and tenants thereunder at the Property and all lease files with respect to the Property in Seller's possession and located in Seller's Hartford, Connecticut offices.

          9.2.4 (i) Copies of all contracts relating to the Property which Purchaser has elected to assume or which are not terminable by Seller on or before the date of Closing; and (ii) an assignment of such contracts to Purchaser by way of an assignment and assumption agreement, in the form attached hereto as Exhibit 9.2.4.

          9.2.5 If requested by Purchaser, an assignment to Purchaser of Seller's right, title and interest, if any, in the name One Triad Park, in the form attached hereto as Exhibit
9.2.5.

          9.2.6          An assignment of all transferable warranties and
guarantees  then  in  effect,  if  any,  with  respect   to   the
improvements   located  on  the  Property  or  any   repairs   or
renovations to such improvements and Personal Property being conveyed hereunder, which assignment is in the form attached hereto as Exhibit 9.2.6.

          9.2.7 All books and records at the Property held by or for the account of Seller, including without limitation, plans and specifications and lease applications, as available.

          9.2.8 An affidavit pursuant to the Foreign Investment and Real Property Tax Act in the form attached hereto as Exhibit
9.2.8.

          9.2.9 A corporate authorization in the form attached hereto as Exhibit 9.2.9.

          9.2.10     An incumbency affidavit in the form attached hereto as
Exhibit 9.2.10.

          9.2.11 The Rent Schedule prepared pursuant to Section 6.3 hereof.

          9.2.12 A closing statement and acknowledgements setting forth all prorations and credits and other matters handled outside of Closing.

          9.2.13     A Seller's Affidavit in the form attached hereto as
Exhibit 9.2.13 as well as any other documents reasonably required by the Title Company.

          9.2.14     A broker's receipt executed by the Broker.

          9.2.15 Tenant Estoppels (as hereinafter defined) in accordance with the following terms and conditions: Seller shall use commercially reasonable efforts to deliver to Purchaser (i) at or prior to Closing tenant estoppel certificates acceptable to Purchaser ("Tenant Estoppels") from each of the tenants occupying space at the Property as of the date hereof under the Leases except for the tenant, Womble, Carlyle, Sandridge & Rice, and
(ii) at or prior to the Approval Date a Tenant Estoppel from Womble, Carlyle, Sandridge & Rice. A Tenant Estoppel shall be deemed acceptable to Purchaser if, with respect to all tenants other than Womble, Carlyle, Sandridge & Rice, the Tenant Estoppel is substantially in the form attached hereto as Exhibit 9.2.15a, or if not in such form, if the Tenant Estoppel contains substantially the same information as set forth in Exhibit 9.2.15a. With respect to the tenant, Womble, Carlyle, Sandridge & Rice, the Tenant Estoppel from such tenant shall be deemed acceptable to Purchaser if the Tenant Estoppel is substantially in the form attached hereto as Exhibit 9.2.15b, or if not in such form, if the Tenant Estoppel contains substantially the same information as set forth in Exhibit 9.2.15b. Seller shall not be in default under this Agreement for failing to deliver to Purchaser at or prior to Closing or the Approval Date, as the case may be, Tenant Estoppels from each of the tenants occupying space at the Property as of the date hereof under the Leases, but
(i) it shall be a condition precedent to Purchaser's obligation to purchase the Property at Closing that Purchaser receive at or prior to Closing a Tenant Estoppel executed by Southern National Bank of North Carolina and (ii) with respect to Item (vii) of the form of Tenant Estoppel for Womble, Carlyle, Sandridge & Rice, it shall be in Purchaser's sole discretion whether to accept the Tenant Estoppel if such Item is deleted or modified by such tenant, provided, however, that if Purchaser does not terminate this Agreement on or before Approval Date pursuant to Section 3.4 thereafter, such Tenant Estoppel shall be deemed acceptable to Purchaser and Purchaser shall have waived any and all right to object to such Tenant Estoppel, its form or content.

     9.3 Purchaser's Deliveries. At the Closing, Purchaser shall (i) pay Seller the Purchase Price; and (ii) execute and deliver the agreements referred to in Sections 9.2.3(iii), 9.2.4(ii) and 9.2.6 and the ERISA certificate attached hereto as
Exhibit 9.3.

     9.4 Possession. Purchaser shall be entitled to possession of the Property upon conclusion of the Closing.

     9.5 Insurance. Seller shall terminate its policies of insurance as of noon on the Date of Closing and Purchaser shall be responsible for obtaining its own insurance thereafter.

     9.6 Utility Service and Deposits. Seller shall be entitled to the return of any deposit(s) posted by it with any utility company and Purchaser shall notify each utility company serving the Property to terminate Seller's account, effective at noon on the Date of Closing.

     9.7 Notice Letters. Subsequent to Closing, Seller shall provide to Purchaser one original of the form letters to contractors and utility companies serving the Property and tenants at the Property in the forms attached hereto as Exhibits 9.7(i), 9.7(ii), and 9.7(iii) respectively, advising them of the sale of the Property to Purchaser and directing to Purchaser all bills for the services provided to the Property or rent, as the case may be, on and after the Date of Closing.

     9.8 Post-Closing Collections. Purchaser shall use reasonable efforts during the six (6) month period immediately following the Date of Closing to collect and promptly remit to Seller rents or other amounts payable by tenants (except for rents payable by Rudolph Travel) during the period prior to Closing. Purchaser shall apply such rents or other amounts received first to Seller to satisfy unpaid rents and other amounts due but not paid as of the Date of Closing for the then current (as of the Date of Closing) payment period under the Leases; second to Purchaser to satisfy such tenants' obligations for the payment period during which collection occurred; third to Seller to satisfy unpaid rents and other amounts which were thirty (30) days or less in arrears as of the Date of Closing; fourth to Seller to satisfy unpaid rents and other amounts which were more than thirty (30) days in arrears as of the Date of Closing; and fifth the balance to Purchaser to satisfy other rental obligations of such tenants to Purchaser. From and after Closing, Seller shall be entitled to take such steps, including the right to file suit, as Seller in its sole and absolute discretion deems necessary or appropriate, to collect any sums due and owing by tenants to Seller for periods prior to Closing, excepting only the right to dispossess any tenant still in possession of its further right to occupy the premises demised to it under its lease or other occupancy agreement. Purchaser agrees, at no cost to Purchaser, to cooperate with Seller in any manner reasonably requested by Seller in connection with any such collection effort. The provisions of this Section 9.8 shall survive Closing.


10.       Default; Failure of Condition.

     10.1 Purchaser Default. If Purchaser shall become in breach of or default under this Agreement and the breach or default continues beyond the expiration of the cure period, if any, provided in Section 11.6 hereof, the Deposit shall be retained by Seller as liquidated damages, and both parties shall be relieved of and released from any further liability hereunder except for Purchaser's Indemnity Obligations. Seller and Purchaser agree that the Deposit is a fair and reasonable amount to be retained by Seller as agreed and liquidated damages in light of Seller's removal of the Property from the market and the costs incurred by Seller and shall not constitute a penalty or a forfeiture.

     10.2 Seller Default. If Seller shall refuse or fail to convey the Property as herein provided for any reason other than
(i) a default by Purchaser and the expiration of the cure period, if any, provided under Section 11.6 hereof, (ii) the existence of a Pending Default (as defined in and contemplated by Section 11.6), or (iii) any other provision of this Agreement which permits Seller to terminate this Agreement or otherwise relieves Seller of the obligation to convey the Property, Purchaser shall elect as its sole remedy hereunder either to terminate the Agreement and recover the Deposit or to enforce specifically Seller's obligations to convey the Property, provided that no such action in specific performance shall seek to require Seller to take any action in addition to that required by this Agreement.

     10.3 Failure of Condition. If after the Approval Date but prior to Closing, Seller discloses to Purchaser or Purchaser discovers that (i) title to the Property is subject to defects, limitations or encumbrances other than Permitted Encumbrances, or
(ii) any representation or warranty of Seller contained in this Agreement is or, as of the Date of Closing, will be untrue, then Purchaser shall promptly give Seller written notice of its objection thereto. In such event, Seller may elect to postpone the Closing for thirty (30) days and attempt to cure such
objection.   The parties acknowledge and agree that Seller  shall
have no obligation to cure any objection. If Purchaser fails to waive the objection within ten (10) days after notice from Seller that Seller will not cure the objection, this Agreement will terminate automatically and Seller shall promptly direct the Title Company to return the Deposit to Purchaser, provided that Purchaser shall not be in default hereunder, and neither party shall have any liability to the other except for "Purchaser's
Indemnity   Obligations"  and  Purchaser's  obligations   as   to
confidentiality  set  forth  in  Section  3.6  hereof.   For  the
purposes of this Agreement, any title defect, limitation or encumbrance other than a Permitted Encumbrance shall be deemed cured if the Title Company or another title company reasonably acceptable to Purchaser and authorized to do business in the State of North Carolina will agree to issue an ALTA owner's title insurance policy to Purchaser for the Purchase Price, which
policy  takes  no  exception  for  such  defect,  limitation   or
encumbrance and is issued for no additional premium or for an additional premium if Seller agrees to pay such additional premium upon Closing.


11.       Miscellaneous.

     11.1      Entire Agreement.   This Agreement, together with the
Exhibits attached hereto, all of which are incorporated by reference, is the entire agreement between the parties with
respect   to  the  subject  matter  hereof,  and  no  alteration,
modification or interpretation hereof shall be binding unless in writing and signed by both parties.

     11.2 Severability. If any provision of this Agreement or application to any party or circumstances shall be determined by
any   court   of   competent  jurisdiction  to  be   invalid   or
unenforceable to any extent, the remainder of this  Agreement  or
the   application   of  such  provision   to   such   person   or
circumstances, other than those as to which it is so determined invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law.

     11.3 Applicable Law. Exclusive of principles of conflicts of laws, this Agreement shall be construed and enforced in accordance with the laws of the State of North Carolina.

     11.4 Assignability. Purchaser may not assign this Agreement without first obtaining Seller's written consent, provided, however, Purchaser shall have the right to assign this Agreement to a wholly-owned subsidiary of Parkway Properties, Inc., without the consent of Seller. Any assignment in contravention of this provision shall be void. No assignment shall release Purchaser
herein  named  from  any  obligation  or  liability  under   this
Agreement. Any permitted assignee shall be deemed to have made any and all representations and warranties made by Purchaser hereunder, as if the assignee were the original signatory hereto.

     11.5 Successors Bound. This Agreement shall be binding upon and inure to the benefit of Purchaser and Seller and their successors and permitted assigns.

     11.6 Breach. Should either party be in breach of or default under or otherwise fail to comply with any of the terms of this Agreement, except as otherwise provided in this Agreement, the complying party shall have the option to cancel this Agreement upon ten (10) days written notice to the other party of the alleged breach and failure by such other party to cure such breach within such ten (10) day period. The non-defaulting party shall promptly notify the defaulting party in writing of any alleged default upon obtaining knowledge thereof. The Date of Closing shall be extended to the extent necessary to afford the defaulting party the full ten-day period within which to cure such default; provided, however, that the failure or refusal by a party to perform on the scheduled Date of Closing (except in respect of a Pending Default by the other party) shall be deemed to be an immediate default without the necessity of notice; and provided further, that if the Date of Closing shall have been once extended as a result of default by a party, such party shall be not be entitled to any further notice or cure rights with respect to that or any other default. For purposes of this
Section  11.6, a "Pending Default" shall be a default  for  which
(i)  written  notice was given by the non-defaulting  party,  and
(ii) the cure period extends beyond the scheduled Date of Closing.

     11.7 No Public Disclosure. Except as may be required by law, Purchaser shall make no public disclosure of the terms of this transaction without the prior written consent of Seller, except that Purchaser may discuss the transaction in confidence with proposed joint venturers or prospective mortgagees.

     11.8 Captions. The captions in this Agreement are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Agreement or the scope or content of any of its provisions.

     11.9 Attorney's Fees. In the event of any litigation arising out of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees and costs.

     11.10           No Partnership.  Nothing contained  in  this
Agreement shall be construed to create a partnership or joint venture between the parties or their successors in interest.

     11.11 Time of Essence. Time is of the essence of this Agreement.

     11.12 Counterparts. This Agreement may be executed and delivered in any number of counterparts, each of which so executed and delivered shall be deemed to be an original and all of which shall constitute one and the same instrument.

     11.13 Recordation. Purchaser and Seller agree not to record this Agreement or any memorandum hereof.

     11.14 Proper Execution. The submission by Seller to Purchaser of this Agreement in unsigned form shall be deemed to be a submission solely for Purchaser's consideration and not for acceptance and execution. Such submission shall have no binding force and effect, shall not constitute an option, and shall not confer any rights upon Purchaser or impose any obligations upon Seller, irrespective of any reliance thereon, change of position
or  partial  performance.   The  submission  by  Seller  of  this
Agreement for execution by Purchaser and the actual execution and delivery thereof by Purchaser to Seller shall similarly have no binding force and effect on Seller unless and until Seller shall have executed this Agreement and the Deposit shall have been received by the Title Company and a counterpart thereof shall have been delivered to Purchaser.

     11.15 Tax Protest. If as a result of any tax protest or otherwise any refund or reduction of any real property or other tax or assessment relating to the Property during the period for which, under the terms of this Agreement, Seller is responsible, Seller shall be entitled to receive or retain such refund or the benefit of such reduction, less equitable prorated costs of collection.

     11.16 Seller Committee Approval. This Agreement is, and any amendments hereto shall be, subject to approval by Seller's Investment Committee and the Portfolio Manager having responsibility for the Property. Seller shall provide Purchaser with written notice of the approval or rejection of this Agreement by the Investment Committee and the Portfolio Manager on or before September 19, 1996. For purposes hereof, such notice may be given by facsimile transmission. In the event that Seller provides Purchaser with written notice of the rejection of this Agreement by Seller's Investment Committee and Portfolio Manager, then (i) Seller shall reimburse Purchaser, after written request by Purchaser therefor, for the third party out-of-pocket costs incurred by Purchaser in inspecting and reviewing the Property and in negotiating this Agreement, provided, however, that Purchaser shall provide Seller with written, verifiable evidence supporting such costs, and the costs for which Seller shall be responsible to Purchaser for reimbursement hereunder shall not exceed Fifteen Thousand and No/100 Dollars ($15,000.00), and (ii) the Title Company shall be directed to refund the Deposit to Purchaser, and this Agreement shall terminate and be of no further force or effect, except with respect to obligations and liabilities that by the express terms hereof survive any termination of this Agreement.

Initial:       Seller __________        Purchaser __________

      11.17 Purchaser's Board Approval. This Agreement is, and any amendments hereto shall be, subject to approval by Purchaser's Board of Directors. Purchaser shall obtain the approval or disapproval of its Board of Directors of this Agreement on or before the Approval Date.

     11.18 Best Knowledge; Received Written Notice. Whenever a representation or warranty is made in this Agreement on the basis of the best of knowledge of Seller, or whether Seller has received written notice, such representation and warranty is made with the exclusion of any facts disclosed to or otherwise known by Purchaser, and is made solely on the basis of the actual, as distinguished from implied, imputed and constructive, knowledge on the date that such representation or warranty is made, without inquiry or investigation or duty thereof, of William C. Eller, the officer of Seller having responsibility for the management and sale of the Property without attribution to such specific officer of facts and matters otherwise within the personal knowledge of any other officers or employees of Seller or third parties, including, but not limited to, tenants and property managers of the Property.

      11.19 Survival and Limitation of Representations and Warranties. The representations and warranties set forth in
Section 5.1 shall survive the Closing but written notification of any claim arising therefrom, including claims of fraud, must be received by Seller within one (1) year of the Date of Closing or such claim shall be forever barred and Seller shall have no liability with respect thereto. The aggregate liability of the Seller with respect to all claims hereunder shall not exceed One Hundred Fifty Thousand and No/100 Dollars ($150,000.00), provided, however, any claim of fraud brought by Purchaser against Seller hereunder in which Purchaser is successful in obtaining judgment against Seller shall not be capped by the foregoing liability limitation.

     11.20 Time to Execute and Deliver. This Agreement shall be void if one fully executed copy is not received by Seller, along with confirmation that the Deposit has been received by the Title Company, on or before 5:00 p.m. E.D.T. on September 6, 1996.

      IN WITNESS WHEREOF, Purchaser and Seller have executed this
Agreement on the date set forth below, effective as of the date set forth above.

                         SELLER:

                         AETNA LIFE INSURANCE COMPANY,
                         a Connecticut corporation

Date: __________, 1996   By:
                         Printed name:
                         Its:

                         PURCHASER:

                         PARKWAY PROPERTIES, INC.,
                         a Maryland corporation

Date: __________, 1996   By:
                         Printed name:
                         Its:

     An original, fully executed copy of this Agreement, together with the Deposit, have been received by the Title Company's agent this ___ day of ______________, 1996, and by execution hereof the Title Company's agent hereby covenants and agrees to be bound by the terms of this Agreement. The Title Company is authorized to place the date of its execution of this Agreement on the Title Page and on Page 1 of this Agreement as the Date of this Agreement.

                         TITLE COMPANY:

                         COMMONWEALTH LAND TITLE INSURANCE COMPANY

                         By:
                         Printed name:
                         Its:


                         EXHIBIT 1.1.1
                       LEGAL DESCRIPTION


ALL OF THAT PROPERTY BEING KNOWN AND DESIGNATED as Lot 1 as shown on the Map of Triad Park as recorded in Plat Book 30, Page 40 in the Office of the Register of Deeds of Forsyth County, North Carolina, reference to which is hereby made for a more particular description. Also being a portion of Parcel 16 as shown on map of Central Downtown Proj. No. N.C. R-55 as recorded in Plat Book 28, Page 121, Forsyth County Registry.

Together  with permanent and exclusive easement entitled  "Office
Building Lobby Extension" and identified as Easement "C" on the Map of Triad Park recorded in Plat Book 30 at Page 40, Forsyth
County Registry.

Together with the easements and parking rights granted by the City of Winston-Salem to Dudley Webb & Companies, a North Carolina corporation (the "Developer") in the Development Agreement dated February 12, 1985, as amended, which is recorded in Book 1624 at Pages 2191 and 2295, in the Office of the Register of Deeds of Forsyth County, North Carolina, which easements and parking rights were assigned by the Developer to Webb/Winston-Salem Ventures, 100 Limited Partnership, a North Carolina Limited Partnership, by instrument dated September 30, 1987, and recorded in Book 1624 at Page 4003 in the Office of the Register of Deeds of Forsyth County, North Carolina.


                         EXHIBIT 1.1.3
                 INVENTORY OF PERSONAL PROPERTY


      The items set forth on the inventory attached hereto, together with any and all other personal property, machinery, apparatus, and equipment owned by Seller, and used in the operation, repair and maintenance of the Land and Improvements and located at One Triad Park, Winston-Salem, North Carolina as of the Date of Closing.


                    [see attached inventory]


                         EXHIBIT 1.1.6
            SCHEDULE OF LEASES AND SECURITY DEPOSITS


                         [see attached]

                          EXHIBIT 3.2
                        TITLE COMMITMENT


                         [see attached]


                          EXHIBIT 3.3
                     SCHEDULE OF CONTRACTS


                         [see attached]

                          EXHIBIT 4.4
      EXISTING LEASES FOR WHICH PURCHASER IS RESPONSIBLE
              FOR BUILD-OUT COSTS AND COMMISSIONS


Leasing Commissions

     None, outside of the Leases.

Tenant Improvement Obligations

Tenant:   Womble, Carlyle, Sandridge & Rice
Amount:   $575,000.00
Delivery
Date:     July 1, 1997
Allowance is to be provided to Lessee by Lessor for the refurbishment of the existing tenant improvements within the Premises.

                         EXHIBIT 9.2.1
                     SPECIAL WARRANTY DEED

STATE OF CONNECTICUT

COUNTY OF HARTFORD


      AETNA LIFE INSURANCE COMPANY, a Connecticut corporation ("Grantor"), whose address is c/o Asset Management & Sales, IG40, 242 Trumbull Street, Hartford, Connecticut, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) paid to Grantor and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, has, subject to the exceptions hereinafter set forth, GRANTED, SOLD, and CONVEYED and does hereby GRANT, SELL, and CONVEY unto PARKWAY PROPERTIES, INC., a Maryland corporation ("Grantee"), whose address is 300 One Jackson Place, 188 East Capitol Street, Jackson, Mississippi, certain land located in Forsyth County, North Carolina, and being more particularly described in Exhibit A attached hereto and incorporated herein by reference, together with all improvements located on such land (such land and improvements being collectively referred to as the "Property").

      This conveyance is made and accepted subject to all matters set out in Exhibit B attached hereto and incorporated herein by reference.

      TO HAVE AND TO HOLD the Property, together with all rights and appurtenances pertaining thereto, including all of Grantor's right, title and interest in and to adjoining streets, alleys and rights-of-way, unto Grantee and Grantee's successors, heirs, and assigns forever; and Grantor does hereby bind itself and its successors and heirs to warrant and forever defend the Property unto Grantee and Grantee's successors, heirs, and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof by, through, or under Grantor, but not otherwise.

     Notwithstanding any provision to the contrary, Grantor makes no warranties of any nature or kind, whether statutory, express or implied, with respect to the physical condition of the Property (including, without limitation, any and all improvements located thereon and/or comprising a part thereof), and Grantee by its acceptance of this Deed accepts the physical condition of the property "AS IS, WITH ALL FAULTS."

     Executed as of this _______ day of __________, 1996.

                              AETNA LIFE INSURANCE COMPANY,
                              a Connecticut corporation


                              By:
                              Printed name:
                              Its:


[CORPORATE SEAL]
              * [CONFORM TO LOCAL REQUIREMENTS] *



STATE OF CONNECTICUT

COUNTY OF HARTFORD


      This instrument was acknowledged before me on ________ __, 199__, by ________________________________, ___________________
of Aetna Life Insurance Company, a Connecticut corporation, on behalf of said corporation.




                              Notary Public

                              My Commission Expires:
                              Printed Name of Notary:


                         EXHIBIT 9.2.2
                          BILL OF SALE



      For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, AETNA LIFE INSURANCE COMPANY, a Connecticut corporation ("Seller"), hereby conveys to PARKWAY
PROPERTIES, INC., a Maryland corporation ("Purchaser"), all of Seller's right, title and interest in and to those certain items of personal property described on Exhibit A attached hereto and made a part hereof (the "Personal Property") relating to certain real property known as ONE TRIAD PARK and located at 200 West Second Street, Winston-Salem, North Carolina.

     Seller has not made and does not make any express or implied warranty or representation of any kind whatsoever with respect to the Personal Property, including but not limited to: title; merchantability of the Personal Property or its fitness for any particular purpose; the design or condition of the Personal Property; the quality or capacity of the Personal Property;
workmanship or compliance of the Personal Property with the requirements of any law, rule, specification or contract pertaining thereto; patent infringement or latent defects. Purchaser accepts the Personal Property on an "AS IS, WHERE IS" basis.

      IN WITNESS WHEREOF, Seller has caused this instrument to be executed and delivered as of this ______ day of ____________, 1996.

                              AETNA LIFE INSURANCE COMPANY,
                              a Connecticut corporation


                              By:
                              Printed name:
                              Its:


[CORPORATE SEAL]
                         EXHIBIT 9.2.3
              ASSIGNMENT AND ASSUMPTION OF LEASES


      For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, AETNA LIFE INSURANCE COMPANY, a Connecticut corporation ("Assignor"), hereby assigns and delegates to PARKWAY PROPERTIES, INC., a Maryland corporation ("Assignee"), and Assignee hereby agrees to assume and accept the assignment and delegation of all of Assignor's right, title and interest in and to and obligations under the leases and the security deposits relating to the property known as One Triad Park and more particularly described on Exhibit A attached hereto. The leases and security deposits are listed on Exhibit B attached hereto.

      If any litigation between Assignor and Assignee arises out of the obligations of the parties under this Assignment or concerning the meaning or interpretation of any provision contained herein, the losing party shall pay the prevailing party's costs and expenses of such litigation including, without limitation, reasonable attorneys' fees.

      This Agreement may be executed and delivered in any number of counterparts, each of which so executed and delivered shall be deemed to be an original and all of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, Assignor and Assignee have executed this
Assignment effective as of this ____ day of ___________________, 1996.


ASSIGNOR:                         ASSIGNEE:

AETNA LIFE INSURANCE COMPANY,     PARKWAY PROPERTIES, INC.,
a Connecticut corporation         a Maryland corporation


                                  By:
By:                               Printed name:
Printed name:                     Its:
Its:
                                                       [CORPORATE
                    [CORPORATE              SEAL]
          SEAL]

                         EXHIBIT 9.2.4
             ASSIGNMENT AND ASSUMPTION OF CONTRACTS


      In consideration of One Dollar and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, AETNA LIFE INSURANCE COMPANY, a Connecticut corporation ("Assignor"), hereby assigns to and delegates PARKWAY PROPERTIES, INC., a Maryland corporation ("Assignee"), with an office and place of business at 300 One Jackson Place, 188 East Capitol Street, Jackson, Mississippi, and Assignee hereby assumes and accepts the assignment and delegation of all of Assignor's right, title and interest in and to the contracts described on Exhibit A attached hereto relating to certain real property known as ONE TRIAD PARK and located at 200 West Second Street, Winston-Salem, North Carolina, and Assignee hereby accepts such assignment.

      If any litigation between Assignor and Assignee arises out of the obligations of the parties under this Assignment or concerning the meaning or interpretation of any provision contained herein, the losing party shall pay the prevailing party's costs and expenses of such litigation including, without limitation, reasonable attorneys' fees.

      This Agreement may be executed and delivered in any number of counterparts, each of which so executed and delivered shall be deemed to be an original and all of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, Assignor and Assignee have executed this
Assignment effective as of this _______ day of _____________, 1996.

ASSIGNOR:                          ASSIGNEE:

AETNA LIFE INSURANCE COMPANY,      PARKWAY PROPERTIES, INC.,
a Connecticut corporation          a Maryland corporation

                                   By:
By:                                Printed name:
Printed name:                      Its:
Its:
                                                       [CORPORATE
                    [CORPORATE               SEAL]
          SEAL]

                         EXHIBIT 9.2.5
                  ASSIGNMENT OF PROPERTY NAME



      For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, AETNA LIFE INSURANCE COMPANY, a Connecticut corporation ("Assignor"), hereby assigns, transfers and sets over unto PARKWAY PROPERTIES, INC., a Maryland corporation ("Assignee"), all of Assignor's right, title and interest, if any, in and to the property name ONE TRIAD PARK. Assignor makes no warranty or representation of any kind with respect to its right, title and interest in the property name.

      IN WITNESS WHEREOF, Assignor has caused this instrument to be executed as of this _____ day of ____________, 1996.

                                                       AETNA LIFE
                              INSURANCE COMPANY,
                              a Connecticut corporation



                              By:
                              Printed name:
                              Its:


[CORPORATE SEAL]


                         EXHIBIT 9.2.6
            ASSIGNMENT OF WARRANTIES AND GUARANTEES


       THIS   AGREEMENT  is  made  as  of  the  _______  day   of
______________,  1996, between AETNA LIFE  INSURANCE  COMPANY,  a
Connecticut  corporation  ("Assignor"), and  PARKWAY  PROPERTIES,
INC., a Maryland corporation ("Assignee").

                           RECITALS:

      Assignee has this day acquired from Assignor certain interests in land, buildings and improvements more particularly described on Exhibit A attached hereto and made a part hereof
(the "Property").

      In consideration of the acquisition of the Property by Assignee and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      Assignor hereby assigns, transfers and sets over unto Assignee and Assignee hereby accepts from Assignor all of Assignor's right, title and interest in and to all transferable warranties and guarantees, if any, with respect to the improvements located on the Property or any repairs or renovations to such improvements and any personal property conveyed to Assignee by Assignor in connection with the Property.

      This Agreement may be executed and delivered in any number of counterparts, each of which so executed and delivered shall be deemed to be an original and all of which shall constitute one and the same instrument.

      IN WITNESS WHEREOF, Assignor and Assignee have caused this instrument to be executed as of the day and year first above written.

ASSIGNOR:

AETNA LIFE INSURANCE COMPANY,
a Connecticut corporation


By:
Printed name:
Its:

                    [CORPORATE
          SEAL]



                         EXHIBIT 9.2.8
            AFFIDAVIT PURSUANT TO FOREIGN INVESTMENT
                   AND REAL PROPERTY TAX ACT


      The undersigned hereby declares that the name, address  and
United States taxpayer identification number of the owner of  the
real  property  described  in  Exhibit  A  attached  hereto   and
incorporated herein by reference is as follows:

     Name and Address                   I.D. Number

     Aetna Life Insurance Company       066033492
     c/o Asset Management & Sales, IG40
     242 Trumbull Street
     Hartford, Connecticut  06103

      There is no other person or entity who has an ownership interest in the property. The owner is a corporation organized and existing under the laws of the State of Connecticut and, as such, is not a foreign citizen or entity.

      The undersigned understands that the purchaser of the property intends to rely on the foregoing representations in connection with the United States Foreign Investment and Real
Property Act.


                              AETNA LIFE INSURANCE COMPANY,
DATE: ____________, 1996      a Connecticut corporation


                              By:
                              Printed name:
                              Its:


                         EXHIBIT 9.2.9
                    CORPORATE AUTHORIZATION



I, Paige L. Falasco, Assistant Corporate Secretary of Aetna Life Insurance Company (the "Company"), do hereby certify that the following vote was duly adopted by the Board of Directors of the Company at its meeting held on November 20, 1987, as amended at its meeting held on March 29, 1991, and that such vote remains in full force and effect as of this date:

     VOTED:  That each of the following officers:

     Chairman                      Vice President
     Vice Chairman                 Controller
     President                     General Counsel
     Executive Vice President      Corporate Secretary
     Group Executive               Assistant Vice President
     Senior Vice President         Assistant Corporate Secretary

      (1) are hereby severally authorized to sign in the Company's name:

           (a) insurance contracts of every type and description which this Company is authorized to write;

           (b) agreements relating to the purchase, sale, or exchange of securities including any consents and modifications given or made under such agreements;

           (c) conveyances and leases of real estate or any interest therein including any modifications thereof;

           (d) assignments and releases of mortgages and other liens, claims or demands;

           (e) any other written instrument which they are authorized to approve in the normal course of Company business;
and

           (f) any other written instrument when specifically authorized by the Board of Directors, the Chairman, the Vice
Chairman or the President;

and are further severally authorized (i) to delegate all or any part of the foregoing authority to one or more officers, employees or agents of this Company, provided that each such delegation is in writing and a copy thereof is filed in the office of the Corporate Secretary, or (ii) to designate any attorney at law representing this Company on a matter under their direction, to so sign this Company's name; and

(2) are hereby severally authorized to possess this Company's duplicate seals and to affix the same to items (a) through (f) above; and are further severally authorized to designate, in a writing filed in the office of the Corporate Secretary, any officer, employee or agent of this Company to possess and to so affix this Company's duplicate seals.

Dated at Hartford, Connecticut on                 , 1996.



                              Paige L. Falasco
                              Assistant Corporate Secretary


                         EXHIBIT 9.2.10
                      INCUMBENCY AFFIDAVIT


I,   _____________________, Assistant  Secretary  of  Aetna  Life
Insurance  Company  (the  "Company"),  do  hereby  certify   that
is a duly appointed Assistant Vice President of the Company and that (s)he holds such office as of this date.


Dated at Hartford, Connecticut, on                , 1996.




                                Assistant Secretary


                         EXHIBIT 9.2.13
                       SELLER'S STATEMENT


SELLER'S NAME: Aetna Life Insurance Company
ADDRESS:       c/o Asset Management & Sales, IG40
               242 Trumbull Street
               Hartford, Connecticut  06103

BUYER'S NAME:  Parkway Properties, Inc.
ADDRESS:       300 One Jackson Place
               188 East Capitol Street
               Jackson, Mississippi 39201-2195

To:  Commonwealth Land Title Insurance Company ("Title Company")
     3350 Cumberland Circle
     Suite 1895
     Atlanta, Georgia  30339

Re: One Triad Park, Winston-Salem, North Carolina ("Property"), which is more particularly described on Exhibit A attached hereto and incorporated herein

THE UNDERSIGNED HEREBY STATES THAT:

1.   A.    No repairs or alterations have been made by Aetna Life
     Insurance Company on said Property during the [120] days preceding the date hereof, which have not been paid for, except as follows:

     B.   If none, check here (  )
     [Call Property Manager regarding item 1A above.]

2. No proceedings in bankruptcy or receivership have been instituted by or against Aetna Life Insurance Company which are now pending, nor has Aetna Life Insurance Company made any assignment for the benefit of creditors.

3. Aetna Life Insurance Company is authorized to do business in the States of Connecticut and North Carolina and is in good standing in the State of Connecticut.

4. There are no parties in possession at the Property except for the tenants as set forth on Exhibit B attached hereto and made a part hereof.

5. The undersigned makes this statement for the purpose of inducing the Title Company to issue to Parkway Properties, Inc., an owner's title insurance policy insuring title to said Property.




Dated: _____________, 1996           By: AETNA LIFE INSURANCE COMPANY



                                     By:
                                     Printed name:
                                     Its:


      Sworn to and subscribed before me, notary, this ______ day of ____________, 1996.




                                 Notary Public

                                 My commission expires:

                                        [NOTARIAL SEAL]


                        EXHIBIT 9.2.15a
                        TENANT ESTOPPEL





Parkway Properties, Inc.
300 One Jackson Place
188 East Capitol Street
Jackson, MS  39201

          RE:   One  Triad  Park, Winston-Salem, Forsyth  County,
          North Carolina ("Property")

Gentlemen:

      The  undersigned  as  Tenant hereby  certifies  to  Parkway
Properties, Inc., and its assignee ("Parkway") and any subsequent beneficiary under a deed of trust covering the above captioned property ("Mortgagee") that:

     (i) It is a Tenant of a portion of the captioned Property under a certain lease (the "Lease") as follows:

          Landlord:  ___________________________________

          Tenant:  _____________________________________

          Lease Dated:  ________________________________

          Amendment(s) Dated (if any):  ________________

          Current Annual Base Rent:  ___________________

          Square Footage:  _____________________________

          Original term (or current option period, if applicable) expires: _____________________

          Security Deposit and/or
          Lease Deposit:  $_____________________________

     (ii) That attached hereto as Exhibit A is a true and complete copy of the Lease and all amendments thereto.

     (iii)Tenant has unconditionally accepted and occupied the leased premises, commenced payment of rent under the Lease without claim or right of set-off, or claim of any default by the Landlord, and is now conducting business on the premises;

     (iv) The Lease sets forth the entire agreement between the Landlord and Tenant, is in full force and effect in accordance with its terms and has not, in any way, been amended, modified, assigned or sublet;

     (v) There exists no default by either party to the Lease, or other grounds for ceasing or reducing the payment of rental, or for cancellation or termination of the Lease;

     (vi) All requirements of the Lease have been complied with and no charges, set-offs or other credits exist against the rentals;

     From  and after the date that Parkway acquires title to  the
Property:

     (vii) Tenant shall not agree to any alteration, modification, amendment or termination of its Lease, nor subordinate or permit subordination of the Lease to any lien in favor of anyone other than Parkway or Mortgagee, without first obtaining Parkway's or such Mortgagee's prior written approval provided Tenant has been provided the name and address of such Mortgagee;

     (viii)Tenant shall give any Mortgagee 30 days notice of any default by the Landlord under the Lease and a reasonable opportunity for Mortgagee to cure any default upon Landlord's failure to do so;

     (ix) Tenant will not pay rent in advance for more than the current month without Mortgagee's prior written consent. No concession or allowance has been granted by Landlord which permits Tenant to occupy the leased premises without payment of Rent or any other financial obligation contained in the Lease, nor will Tenant accept such concession or allowance or negotiate for the same without the prior written consent of Parkway or Mortgagee;

     (x) Parkway may subsequently execute and deliver to Mortgagee an Assignment of Leases and Rents conveying the rentals under the Lease as additional security for a loan secured by the Property, and Tenant hereby expressly consents to such Assignment and has no notice of a prior Assignment of the Lease or the rents thereunder;

     (xi) Tenant will not look to any mortgagee, or its successors or assigns, for the return of or credit for security deposit or prepaid rent, if any, unless said sums have been actually transferred to such mortgagee or its successors or assigns.

      Tenant understands that Parkway is relying on the above representations in consenting to purchase the Property and does hereby warrant and affirm to and for the benefit of Parkway, its successors and assigns, that each of the foregoing representations is true, correct and complete as of the date hereof.

                                   By:
                                   Name:
                                   Title:
                                   Date:


                        EXHIBIT 9.2.15b
       WOMBLE, CARLYLE, SANDRIDGE & RICE TENANT ESTOPPEL




Parkway Properties, Inc.
300 One Jackson Place
188 East Capitol Street
Jackson, MS  39201

          RE:   One  Triad  Park, Winston-Salem, Forsyth  County,
          North Carolina ("Property")

Gentlemen:

      The  undersigned  as  Tenant hereby  certifies  to  Parkway
Properties, Inc., and its assignee ("Parkway") and any subsequent beneficiary under a deed of trust covering the above captioned property ("Mortgagee") that:

          (i)   It  is  a  Tenant of a portion  of  the
          captioned Property under a certain lease (the
          "Lease") as follows:

          Landlord:  ___________________________________

          Tenant:  _____________________________________

          Lease Dated:  ________________________________

          Amendment(s) Dated (if any):  ________________

          Current Annual Base Rent:  ___________________

          Square Footage:  _____________________________

          Original term (or current option period, if applicable) expires: _____________________

          Security Deposit and/or
          Lease Deposit:  $_____________________________

          (ii)  That attached hereto as Exhibit A is  a
          true and complete copy of the Lease and all amendments thereto.

          (iii)     Tenant has unconditionally accepted
          and  occupied the leased premises,  commenced
          payment of rent under the Lease without claim
          or  right of set-off, or claim of any default
          by   the  Landlord,  and  is  now  conducting
          business on the premises;

          (iv)   The   Lease  sets  forth  the   entire
          agreement between the Landlord and Tenant, is in full force and effect in accordance with its terms and has not, in any way, been amended, modified, assigned or sublet;

          (v)   There exists no default by either party
          to the Lease, or other grounds for ceasing or
          reducing  the  payment  of  rental,  or   for
          cancellation or termination of the Lease;

          (vi)  All requirements of the Lease have been
          complied with and no charges, set-offs or other credits exist against the rentals;

          (vii)      As  of the execution date  of  the
          Lease  and of the First Amendment and  Second
          Amendment  thereto,  Tenant  was  a   general
          partnership organized and existing under  the
          laws  of  the  State of North  Carolina.   On
          ____________,   199__,   Tenant   reorganized
          itself   into  a  limited  liability  company
          organized and existing under the laws of  the
          State  of  ____________.  Tenant acknowledges
          and   agrees   that   the  general   partners
          comprising  the  general  partnership   which
          constitutes Tenant as of the execution date of the Lease remain and are liable for the obligations of Tenant under the Lease.

      From and after the date that Parkway acquires title to  the
Property:

          (viii)     Tenant  shall  not  agree  to  any
          alteration,   modification,   amendment    or
          termination of its Lease, nor subordinate or permit subordination of the Lease to any lien in favor of anyone other than Parkway or Mortgagee, without first obtaining Parkway's or such Mortgagee's prior written approval provided Tenant has been provided the name and address of such Mortgagee;

          (ix)  Tenant shall give any Mortgagee 30 days
          notice of any default by the Landlord under the Lease and a reasonable opportunity for Mortgagee to cure any default upon Landlord's failure to do so;

          (x)   Tenant will not pay rent in advance for
          more   than   the   current   month   without
          Mortgagee's   prior  written   consent.    No
          concession  or allowance has been granted  by
          Landlord  which permits Tenant to occupy  the
          leased  premises without payment of  Rent  or
          any  other financial obligation contained  in
          the   Lease,  nor  will  Tenant  accept  such
          concession or allowance or negotiate for the same without the prior written consent of Parkway or Mortgagee;

          (xi)  Parkway  may subsequently  execute  and
          deliver to Mortgagee an Assignment of Leases and Rents conveying the rentals under the Lease as additional security for a loan secured by the Property, and Tenant hereby expressly consents to such Assignment and has no notice of a prior Assignment of the Lease or the rents thereunder;

          (xii)       Tenant  will  not  look  to   any
          mortgagee, or its successors or assigns,  for
          the  return of or credit for security deposit
          or  prepaid  rent, if any, unless  said  sums
          have   been  actually  transferred  to   such
          mortgagee or its successors or assigns.

      Tenant understands that Parkway is relying on the above representations in consenting to purchase the Property and does hereby warrant and affirm to and for the benefit of Parkway, its successors and assigns, that each of the foregoing representations is true, correct and complete as of the date hereof.





                                   By:
                                   Name:
                                   Title:
                                   Date:


                          EXHIBIT 9.3
                       ERISA CERTIFICATE



_________________, 1996



Aetna Life Insurance Company
c/o Asset Management & Sales, IG40
242 Trumbull Street
Hartford, Connecticut  06156

RE:  One Triad Park

Ladies and Gentlemen:

The undersigned represents to you that PARKWAY PROPERTIES, INC., a Maryland corporation, or any affiliates thereof, or any firm, person or entity providing financing for the purchase of the entire interest of Aetna Life Insurance Company, a Connecticut corporation, in the above described property (the "Property") are not using the assets of an employee benefit plan as defined in
Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and covered under Title I, Part 4 of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended, in the performance or discharge of its obligations under that certain Purchase and Sale Agreement dated _________________, 1996, with respect to the Property by and between Aetna Life Insurance Company, as Seller, and the undersigned, as Purchaser, including the acquisition of the Property.

                             Very truly yours,


                             PARKWAY PROPERTIES, INC.

                             By:
                             Printed Name:
                             Its:


                         EXHIBIT 9.7(i)
                      NOTICE TO CONTRACTOR


______________________, 1996



RE:  One Triad Park
     200 West Second Street
     Winston-Salem, North Carolina


     You are hereby notified and advised that PARKWAY PROPERTIES, INC., a Maryland corporation ("Purchaser"), purchased and acquired from AETNA LIFE INSURANCE COMPANY, a Connecticut corporation, all right, title and interest in and to One Triad Park ("Property") and assumed the service contract with your Company with respect thereto.

      In accordance with the foregoing, you are hereby notified that all future invoices, bills, correspondence, and notices relating to the Property and the service contract, should be delivered to Purchaser at the following address:

                   _________________________
                   _________________________
                   _________________________
                   Attention: ______________



                             Very truly yours,


                             AETNA LIFE INSURANCE COMPANY


                             By:
                             Printed name:
                             Its:


                        EXHIBIT 9.7(ii)
                   NOTICE TO UTILITY COMPANY



______________________, 1996



RE:  One Triad Park
     200 West Second Street
     Winston-Salem, North Carolina


     You are hereby notified and advised that PARKWAY PROPERTIES, INC., a Maryland corporation ("Purchaser"), purchased and acquired from AETNA LIFE INSURANCE COMPANY, a Connecticut corporation, all right, title and interest in and to One Triad Park ("Property").

      In accordance with the foregoing, you are hereby notified that all future invoices, bills, correspondence, and notices relating to the Property, should be delivered to Purchaser at the following address:

                   _________________________
                   _________________________
                   _________________________
                   Attention: ______________


                             Very truly yours,


                             AETNA LIFE INSURANCE COMPANY


                             By:
                             Printed name:
                             Its:



                        EXHIBIT 9.7(iii)
                       NOTICE TO TENANTS



______________________, 1996



RE: One Triad Park
    200 West Second Street
    Winston-Salem, North Carolina

     You are hereby notified and advised that PARKWAY PROPERTIES, INC., a Maryland corporation ("Purchaser"), purchased and acquired from AETNA LIFE INSURANCE COMPANY, a Connecticut corporation, all right, title and interest in and to One Triad Park ("Property").

     In accordance with the foregoing, you are hereby notified that all future rent, other payments, correspondence, and notices relating to the Property, should be delivered to Purchaser at the following address:

                   _________________________
                   _________________________
                   _________________________
                   Attention: ______________


                             Very truly yours,


                             AETNA LIFE INSURANCE COMPANY


                             By:
                             Printed name:
                             Its:

_______________________________